UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      August 24, 2004
                                                --------------------------------

                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)

               Delaware                333-104283-12             13-3291626
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)

          1585 Broadway, New York, New York                        10036
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       (Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, including area code  (212) 761-4000
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01 Completion of Acquisition or Disposition of Assets.

            On August 24, 2004, a series of certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-IQ8 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank, N.A., as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-four classes identified as "Class A-1 Certificates," "Class A-2 Certificates," "Class A-3 Certificates," "Class A-4 Certificates," "Class A-5 Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class X-1 Certificates," "Class X-2 Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class EI Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 100 fixed-rate, commercial and multifamily mortgage loans having, as of the close of business on August 1, 2004, an aggregate principal balance of approximately $759,237,960 after taking account of all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $10,000,000. The Class A-2 Certificates have an initial Certificate Balance of $61,500,000. The Class A-3 Certificates have an initial Certificate Balance of $119,000,000. The Class A-4 Certificates have an initial Certificate Balance of $123,500,000. The Class A-5 Certificates have an initial Certificate Balance of $354,129,000. The Class B Certificates have an initial Certificate Balance of $18,981,000. The Class C Certificates have an initial Certificate Balance of $21,828,000. The Class D Certificates have an initial Certificate Balance of $7,592,000. The Class X-1 Certificates have an initial Notional Amount of $759,237,960. The Class X-2 Certificates have an initial Notional Amount of $715,341,000. The Class E Certificates have an initial Certificate Balance of $8,542,000. The Class F Certificates have an initial Certificate Balance of $4,745,000. The Class G Certificates have an initial Certificate Balance of $6,643,000. The Class H Certificates have an initial Certificate Balance of $5,695,000. The Class J Certificates have an initial Certificate Balance of $2,847,000. The Class K Certificates have an initial Certificate Balance of $3,796,000. The Class L Certificates have an initial Certificate Balance of $2,847,000. The Class M Certificates have an initial Certificate Balance of $949,000. The Class N Certificates have an initial Certificate Balance of $949,000. The Class O Certificates have an initial Certificate Balance of $5,694,960. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.
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(c)   Exhibits

      Exhibit No.                                    Description
      -----------                                    -----------

      4.1 Pooling and Servicing Agreement, dated as of August 1, 2004, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank, N.A., as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.




                                      By: /s/ Warren H. Friend
                                         -----------------------------------
                                          Name:  Warren H. Friend
                                          Title:  Vice President

Date:  August 30, 2004



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                                INDEX TO EXHIBITS
                                -----------------


                                                                    Paper (P) or
    Exhibit No.      Description                                Electronic (E)
    -----------      -----------                                --------------

        4.1          Pooling and Servicing Agreement, dated           E
                     as of August 1, 2004, among Morgan
                     Stanley Capital I Inc., as depositor,
                     Wells Fargo Bank, National Association,
                     as master servicer, Midland Loan
                     Services, Inc., as special servicer,
                     LaSalle Bank National Association, as
                     trustee, Wells Fargo Bank, N.A., as
                     paying agent and certificate registrar
                     and ABN AMRO Bank N.V., as fiscal agent.